Exhibit 99.2

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	November 17, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	October 1, 2003	Previous Distribution Date:	October 15, 2003
Collection Period End Date:	October 31, 2003	Previous Collection Period End Date:	September 30, 2003

A. Initial Bond Characteristics		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP

i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances		Balance as of		% of Original Balance		Unpaid Interest	Unpaid Interest
		10/15/03	11/17/03	10/15/03	11/17/03	10/15/03	11/17/03

i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	—	—	0.00%	0.00%	—	—
iv.	Class A-4 Notes	78,303,137	68,361,372	75.55%	65.96%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75	% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	November 17, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	October 1, 2003	Previous Distribution Date:	October 15, 2003
Collection Period End Date:	October 31, 2003	Previous Collection Period End Date:	September 30, 2003

E. Portfolio Characteristics		Initial Balance	Balance as of		Percent of Original as of
		9/30/00	9/30/03	10/31/03	9/30/03	10/31/03

i.	Principal Balance	$950,415,639	$121,073,137	$111,131,372	12.74%	11.69%
ii.	Number of Contracts	73,293	19,778	18,718	26.98%	25.54%
iii.	Weighted Average Coupon (WAC)	9.44%	9.55%	9.56%
iv.	Weighted Average Original Term	61.40	63.74	63.81
v.	Weighted Average Remaining Term	49.40	22.46	21.71
vi.	Weighted Average Seasoning	12.00	41.28	42.10

F. Portfolio Performance		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		9/30/03	10/31/03	9/30/03	10/31/03	9/30/03	10/31/03	9/30/03	10/31/03

i.	30-59 Days Delinquent	450	455	2.28%	2.43%	$2,903,993	$2,857,177	2.40%	2.57%
ii.	60-89 Days Delinquent	122	118	0.62%	0.63%	715,122	769,803	0.59%	0.69%
iii.	90-119 Days Delinquent	33	37	0.17%	0.20%	159,053	163,300	0.13%	0.15%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	3	7	0.02%	0.04%	18,600	39,989	0.02%	0.04%
vi.	Repo In Inventory (Not Charged-Off)	15	14	0.08%	0.07%	89,291	107,587	0.07%	0.10%
vii.	Gross Charge-Offs in Period	29	33	0.15%	0.18%	141,476	183,935	0.12%	0.17%

G. Portfolio Charge-Offs		$		% of Original Balance
		09/30/03	10/31/03	09/30/03	10/31/03

i.	Gross Charge-Offs In Period	$141,476	$183,935	0.015%	0.019%
ii.	Cumulative Gross Charge-Offs	14,419,120	14,603,056	1.517%	1.536%
iii.	Net Losses In Period	1,534	34,113	0.000%	0.004%
iv.	Cumulative Net Losses	8,987,025	9,021,137	0.946%	0.949%

H. Pool Collections

i.	Borrower Interest Collections	$975,189.19
ii.	Borrower Principal Collections	9,684,760.79
iii.	Net Liquidation Proceeds	22,794.92
iv.	Recoveries	149,822.49
v.	Repurchase Amounts (Interest)	424.20
vi.	Repurchase Amounts (Principal)	50,274.22
vii.	Total Interest Collections	975,613.39
viii.	Total Principal Collections	9,907,652.42

I. Pool Balance Reconciliation

i.	Beginning Pool Balance	$121,073,137.31
ii.	Pool Balance Reductions from Principal Collections	9,757,829.93
iii.	Gross Charge-Offs In Period	183,935.46
iv.	Ending Pool Balance	111,131,371.92

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	November 17, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	October 1, 2003	Previous Distribution Date:	October 15, 2003
Collection Period End Date:	October 31, 2003	Previous Collection Period End Date:	September 30, 2003

J. Total Available

i.	Total Pool Collections		$10,883,265.81
ii.	Reinvestment Income from Reserve Account		1,160.87
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		$10,884,426.68

K. Waterfall		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid

	Servicing Fee	$100,894.28
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	$100,894.28	$100,894.28	$10,884,426.68	$7,128,117.29	$0.00	$100,894.28
ii.	Class A Notes Interest Distribution		441,107.67	10,783,532.40	7,128,117.29	0.00	441,107.67
	Class A Notes Balance	78,303,137.31
	Pool Balance	111,131,371.92

iii.	First Priority Principal Distribution	0.00	0.00	10,342,424.73	7,128,117.29	0.00	0.00
iv.	Class B Notes Interest Distribution		168,209.00	10,342,424.73	7,128,117.29	0.00	168,209.00
	Class A and B Notes Balance	106,813,137.31
	Pool Balance	111,131,371.92

v.	Second Priority Principal Distribution	0.00	0.00	10,174,215.73	7,128,117.29	0.00	0.00
vi.	Class C Notes Interest Distribution		88,412.00	10,174,215.73	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	10,085,803.73			0.00
	Outstanding Money Market Securities	0.00
	Total Notes Balance	121,073,137.31
	Specified Credit Enhancement Amount	7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	0.00
	Target Securities Balance	111,131,371.92

viii.	Regular Principal Distribution	9,941,765.39	9,941,765.39	10,085,803.73			9,941,765.39
ix.	Release to Seller		144,038.34	144,038.34	7,128,117.29		144,038.34

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	November 17, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	October 1, 2003	Previous Distribution Date:	October 15, 2003
Collection Period End Date:	October 31, 2003	Previous Collection Period End Date:	September 30, 2003

L. Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall

Total Class A Notes			$441,107.67	$—	$—	$441,107.67	$441,107.67	$—
Class A-1 Notes	6.745%	33	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	—	—	—	—	—	—
Class A-4 Notes	6.76%	30	441,107.67	—	—	441,107.67	441,107.67	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions

First Priority Principal Distribution	$—
Second Priority Principal Distribution	—
Regular Principal Distribution	9,941,765.39

Total Principal Distribution	9,941,765.39
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	—
Class A-4 Notes Principal Distribution	9,941,765.39
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—